Exhibit 10.2

FIRST AMENDMENT TO
EXCHANGE AGREEMENT

THIS FIRST AMENDMENT TO EXCHANGE AGREEMENT, dated as of May 10, 2018 (this “Amendment”), is entered into by and among Viper Energy Partners LP, a Delaware limited partnership (the “Partnership”), Viper Energy Partners GP LLC, a Delaware limited liability company (the “General Partner”), Viper Energy Partners LLC, a Delaware limited liability company (the “Operating Company”), and Diamondback Energy, Inc., a Delaware corporation (the “Sponsor”), pursuant to Section 3.9 of the Exchange Agreement, dated as of May 9, 2018, by and among the Partnership, the General Partner, the Operating Company and the Sponsor (the “Exchange Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Exchange Agreement.

RECITALS

WHEREAS, Section 3.9 of the Exchange Agreement provides that the Exchange Agreement may be modified, amended or supplemented only by written agreement executed by the Parties; and

WHEREAS, the Parties desire to amend the Exchange Agreement;

NOW, THEREFORE, the Exchange Agreement is hereby amended as follows:

A.	Amendments

1.	Section 1.1 is hereby amended by adding the following defined term in appropriate alphabetical order:

“Redemption Amount” means an amount equal to the product of the number of Tendered Units multiplied by the Class B Capital Contribution Per Unit Amount (as defined in the Partnership Agreement).

2.	The defined term “Exchange” is hereby amended and restated in its entirety as follows:

“Exchange” means (i) a Redemption by the Partnership of one or more OpCo Units for Common Units and the Redemption Amount and (ii) the purchase of Tendered Units by the Partnership from the Sponsor for the Cash Purchase Price and the Redemption Amount.

3.	The defined term Specified Redemption Date is hereby amended and restated in its entirety as follows:

“Specified Redemption Date” means the fifteenth (15th) Business Day after the receipt by the Operating Company of a Notice of Redemption (or an election to receive the Common Unit Amount and the Redemption Amount in respect of Tendered Units) or as otherwise agreed to in writing by the parties hereto.

4.	Section 2.1(a) is hereby amended by adding the following after the phrase “in exchange for the Common Unit Amount”:

“and the Redemption Amount”.

5.	Section 2.1(a) is hereby amended by adding the following sentence at the end of the section:

“The Partnership shall deliver to the Sponsor the Redemption Amount on the same date that it delivers the Common Unit Amount.”

6.	The second sentence of Section 2.1(b) is hereby amended and restated in its entirety as follows:

“If the Sponsor accepts such offer in writing, on the Specified Redemption Date the Sponsor shall sell such number of the Tendered Units to the Partnership in exchange for a cash sum (the “Cash Purchase Price”) equal to (x) the Redemption Amount plus (y) the product of the Cash Amount and the Applicable Percentage”.

B.	Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflicts of laws.

C.
Severability. Each clause or provision of this Amendment shall be considered severable and if for any reason any clause or provision herein is determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment that are valid, enforceable and legal.

D.	Ratification of Exchange Agreement. Except as expressly modified and amended herein, all of the terms and conditions of the Exchange Agreement shall remain in full force and effect.

[Signature page follows.]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

PARTNERSHIP

Viper Energy Partners LP
by Viper Energy Partners GP LLC, its
general partner

By:	/s/ Randall J. Holder
Name:	Randall J. Holder
Title:	Executive Vice President, General Counsel and Secretary

GENERAL PARTNER

Viper Energy Partners GP LLC

By:	/s/ Randall J. Holder
Name:	Randall J. Holder
Title:	Executive Vice President, General Counsel and Secretary

OPERATING COMPANY

Viper Energy Partners LLC

By:	/s/ Randall J. Holder
Name:	Randall J. Holder
Title:	Executive Vice President, General Counsel and Secretary

SPONSOR

Diamondback Energy, Inc.

By:	/s/ Randall J. Holder
Name:	Randall J. Holder
Title:	Executive Vice President, General Counsel and Secretary

Signature Page to First Amendment to Exchange Agreement